UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

ALL STAR® FUNDS

Liberty All-Star® Growth Fund

Annual Report | December 31, 2018

ASG LISTED NYSE

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Investment Managers/ Portfolio Characteristics
9	Investment Growth
10	Table of Distributions and Rights Offerings
11	Top 20 Holdings and Economic Sectors
12	Major Stock Changes in the Quarter
13	Manager Roundtable
19	Schedule of Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Automatic Dividend Reinvestment and Direct Purchase Plan
41	Additional Information
42	Directors and Officers
47	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements
52	Privacy Policy
54	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small-, mid- and large-cap growth stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.all-starfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund and your shares are held with the Fund’s transfer agent, Computershare, you can call 1-800-542-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”.

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

Fellow Shareholders:	February 2019

After reaching record-high ground in September, the U.S. equity market as measured by the S&P 500® Index encountered a turbulent fourth quarter and closed the year with its first decline since 2008. The long-running bull market was tested as losses nearly reached the bear market threshold of a 20 percent retreat from previous highs. For the year the S&P 500® Index returned -4.38 percent, the widely-followed Dow Jones Industrial Average (DJIA) returned -3.48 percent and the NASDAQ Composite Index returned -2.84 percent.

While declining for the year, growth style stocks continued to outperform their value counterparts across all capitalization ranges. Among key growth benchmarks for the year, the broad market Russell 3000® Growth Index returned -2.12 percent versus -8.58 percent for its value counterpart. Among growth style market capitalization indices for the year, the Russell 1000® Growth Index (large cap) returned -1.51 percent while the Russell Midcap® Growth Index returned -4.75 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned -9.31 percent.

While the underlying U.S. economy exhibited strength during the year, the forces that ultimately reintroduced extreme volatility to the equity markets were rising interest rates and their potential impact on consumer spending and corporate profitability; uncertainty surrounding the ultimate severity of the trade dispute between the U.S. and China; and slowing global growth, particularly among emerging market countries, chiefly China, where economic growth was the slowest in a decade. Even in the U.S. economy—buoyed by a favorable employment market and strong corporate profits—cracks began to emerge in the form of a slowing housing market and declining consumer confidence. The energy sector exhibited weakness as the year progressed, with West Texas Intermediate crude closing 2018 at $45 per barrel—$15 per barrel lower than it began the year and $30/barrel lower than its October high.

The stock market shot out of the gate in January but faded in February with the DJIA experiencing its worst single-day decline since 2008 on February 2. Despite periodic rallies, the S&P 500® and the DJIA finished the first quarter with losses while the NASDAQ Composite posted a modest gain. Technology stocks led a market rally in the second quarter, as the NASDAQ Composite advanced almost 7 percent for the period. A strong labor market helped, as well, as the unemployment rate declined to 3.8 percent, the lowest since April 2000. The third quarter was by far 2018’s best, with the DJIA gaining nearly 10 percent. Most sectors of the economy were strong, as the Department of Commerce reported that second quarter GDP grew at a 4.1 percent annual rate, its best quarter since 2014.

As noted earlier, however, signals that clouded the outlook eventually caught up to the equity market and the fourth quarter produced negative returns for all three indices: -13.52 percent for the S&P 500®, -11.31 percent for the DJIA and -17.29 percent for the NASDAQ Composite. Interest rates were a significant factor: In October, the yield on 10-year Treasury notes hit a seven-year high, and in December the Federal Reserve raised the fed funds rate for the fourth time in the year. An impending shutdown of the government also agitated investors as did unsettling geopolitical developments in global hot spots. The whiplash that equity investors experienced was highlighted by the worst-ever loss for a Christmas Eve only to be followed by the best-ever gain for the day after Christmas. Heightened volatility continued into the new year, as investors digested a mix of news and economic data that held both positive and negative portents for the future.

Annual Report | December 31, 2018	1

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

Liberty All-Star® Growth Fund

For the full year, Liberty All-Star Growth Fund returns were mixed relative to the major stock market indices cited earlier. The Fund outperformed for the year, returning -0.96 percent with shares valued at net asset value (NAV) with dividends reinvested; however, it lagged when shares are valued at market price with dividends reinvested, returning -9.93 percent. (Fund returns are net of expenses.) The same was true for Fund returns relative to its primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average. With shares valued at NAV with dividends reinvested the Fund outperformed the benchmark’s -2.95 percent return, but it lagged when shares are valued at market price with dividends reinvested.

For the fourth quarter, the Fund returned -16.31 percent with shares valued at NAV with dividends reinvested and -25.86 percent with shares valued at market price with dividends reinvested. For the same period, the Lipper benchmark returned -16.21 percent. While the Fund’s fourth quarter return measured by NAV with dividends reinvested was in line or better than relevant indices, the market price return with dividends reinvested lagged owing to two factors: First, a widening of the discount at which Fund shares trade relative to their underlying NAV; this was exacerbated by the fact that Fund shares traded at a premium during much of the third quarter. A second factor was the rights offering, which although successful, served to buffet the market price of Fund shares at a time when volatility was disrupting the equity market.

The previously mentioned discount at which Fund shares trade relative to their underlying value changed dramatically compared to the third quarter, when the share price reached a premium as high as 19.9 percent. For the fourth quarter, it ranged from a premium of 7.0 percent to a discount of -12.6 percent.

Despite the challenging fourth quarter, the Fund’s NAV-based investment results place it in the top 30 percent of peer funds in the Lipper Multi-Cap Growth Fund universe for the full year of 2018 as well as for the trailing three years.

We note that the offering to shareholders of rights to purchase additional shares of the Fund was completed successfully in November. The offering, which allowed investors to subscribe for one additional share for every three shares owned, was oversubscribed and all available primary shares were allocated among those who oversubscribed based on the number of shares held on the record date. We at ALPS Advisors are gratified by this response and thank shareholders for their vote of confidence.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.11 to shareholders during the fourth quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $13.89 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

One of the key principles on which the Fund was founded is multi-management, or the practice of allocating the Fund’s assets to carefully selected growth style managers investing across the capitalization spectrum of large-, mid- and small-cap growth stocks. Thus, we are once again offering insights into the managers’ thinking through our annual roundtable question-and-answer exchange and invite shareholders to read the managers’ comments. Given recent unsettled conditions in the equity market, we believe shareholders will find the managers’ insights especially timely.

The fourth quarter was difficult for investors, but in the larger context of the period that began in March 2009, patient, long-term investors have been well-rewarded. The current outlook may be clouded, but those very same characteristics of patience and persistence should once again prove their worth. In a world challenged to find growth, we believe that quality growth stocks in general are well positioned and the Fund—a single investment with exposure across the capitalization spectrum—is particularly well positioned. We at ALPS Advisors will continue to keep Fund shareholders’ interests first and foremost and maintain a steady focus on the principles that make the Fund an attractive long-term holding for growth equity investors.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

Annual Report | December 31, 2018	3

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE

PERIODS ENDED DECEMBER 31, 2018

FUND STATISTICS:
Net Asset Value (NAV)	$4.94
Market Price	$4.39
Discount	-11.1%

	Quarter	2018
Distributions*	$0.11	$0.46
Market Price Trading Range	$4.04 to $6.60	$4.04 to $7.71
Premium/(Discount) Range	-12.6% to 7.0%	-12.6% to 19.9%

PERFORMANCE:
Shares Valued at NAV with Dividends Reinvested	-16.31%	-0.96%
Shares Valued at Market Price with Dividends Reinvested	-25.86%	-9.93%
Dow Jones Industrial Average	-11.31%	-3.48%
Lipper Multi-Cap Growth Mutual Fund Average	-16.21%	-2.95%
NASDAQ Composite Index	-17.29%	-2.84%
Russell Growth Benchmark	-17.83%	-4.86%
S&P 500® Index	-13.52%	-4.38%

*	All 2018 distributions consist of ordinary dividends and long-term capital gains. A breakdown of each 2018 distribution for federal income tax purposes can be found in the table on page 41.

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
AND DISTRIBUTIONS PERIODS ENDED
DECEMBER 31, 2018	3 YEARS	5 YEARS	10 YEARS
LIBERTY ALL-STAR® GROWTH FUND, INC.

Distributions	$1.24	$2.34	$3.68
Shares Valued at NAV with Dividends Reinvested	10.08%	7.26%	13.85%
Shares Valued at Market Price with Dividends Reinvested	8.90%	5.81%	15.02%
Dow Jones Industrial Average	12.94%	9.70%	13.16%
Lipper Multi-Cap Growth Mutual Fund Average	8.41%	7.24%	13.65%
NASDAQ Composite Index	11.10%	10.97%	16.77%
Russell Growth Benchmark	9.26%	8.02%	14.67%
S&P 500® Index	9.26%	8.49%	13.12%

Performance returns for the Fund are total returns, which include dividends and are calculated assuming that a shareholder exercised all primary rights in the Fund's rights offering. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 54.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2018	5

Liberty All-Star® Growth Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Growth Fund

Several attributes help to make the Fund a core equity holding for investors seeking a diversified growth portfolio, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Large institutional investors have traditionally employed multiple investment managers. With three investment managers investing across the full capitalization range of growth stocks, the Fund brings multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace the managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 8 percent of the Fund’s net asset value (paid quarterly at 2 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2018	7

Liberty All-Star® Growth Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 54 for a description of these indices.

							MARKET CAPITALIZATION SPECTRUM
PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 2018							SMALL				LARGE
	RUSSELL GROWTH:
	Smallcap Index		Midcap Index		Largecap Index		Weatherbie		Congress		Sustainable		Total Fund
Number of Holdings	1,257		418		546		50		40		28		118	*
Weighted Average Market Capitalization (billions)	$2.2		$14.5		$247.4		$3.7		$9.4		$179.6		$65.4
Average Five-Year Earnings Per Share Growth	14%		14%		15%		22%		17%		13%		16%
Average Five-Year Sales Per Share Growth	10%		12%		12%		16%		12%		10%		12%
Price/Earnings Ratio**	19	x	21	x	23	x	27	x	26	x	28	x	27	x
Price/Book Value Ratio	3.5	x	5.6	x	6.6	x	5.1	x	4.6	x	7.1	x	5.4	x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Growth

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the pur- chase of shares of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2018. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1997.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $19,762 (including the December 31, 2018 value of the original investment of $4,746, plus distributions during the period of $15,016).

The additional value realized through reinvestment of all distributions. The value of the investment under this scenario grew to $39,750.

The additional value realized by exercising all primary rights in the Fund’s rights offerings. The value of the investment under this scenario grew to $48,984 excluding the cost to exercise all primary rights in the rights offerings which was $25,131.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | December 31, 2018	9

Liberty All-Star® Growth Fund	Table of Distributions and Rights Offerings

(Unaudited)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
Total	$13.89

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings and Economic Sectors

December 31, 2018 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
FirstService Corp.	1.99%
Chegg, Inc.	1.95
Wayfair, Inc., Class A	1.57
Visa, Inc., Class A	1.56
Yum! Brands, Inc.	1.52
Insulet Corp.	1.50
Amazon.com, Inc.	1.45
Alphabet, Inc., Class C	1.43
Microsoft Corp.	1.41
Autodesk, Inc.	1.40
Ecolab, Inc.	1.40
Walt Disney Co.	1.40
UnitedHealth Group, Inc.	1.39
Everbridge, Inc.	1.38
Abbott Laboratories	1.37
FleetCor Technologies, Inc.	1.37
Equinix, Inc.	1.33
Stamps.com, Inc.	1.27
Paylocity Holding Corp.	1.25
NIKE, Inc., Class B	1.23
29.17%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	28.21%
Consumer Discretionary	21.21
Health Care	16.61
Industrials	12.10
Communication Services	4.65
Consumer Staples	4.54
Financials	3.41
Materials	3.34
Real Estate	3.32
Energy	0.29
Other Net Assets	2.32
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2018	11

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

December 31, 2018 (Unaudited)

The following are the major ($1 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2018.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/18
PURCHASES
Abbott Laboratories	17,701	34,792
Allegion PLC	15,788	19,000
Amazon.com, Inc.	667	1,770
Facebook, Inc., Class A	11,677	11,677
Five Below, Inc.	15,000	15,000
Generac Holdings, Inc.	30,500	30,500
Intuit, Inc.	9,838	9,838
Keysight Technologies, Inc.	25,000	25,000
Nevro Corp.	26,184	26,184
RBC Bearings, Inc.	11,500	11,500
Skyworks Solutions, Inc.	20,000	20,000
Zebra Technologies Corp., Class A	9,000	9,000

SALES
Barnes Group, Inc.	(18,998)	0
Henry Schein, Inc.	(13,000)	0
International Flavors & Fragrances, Inc.	(8,500)	0
Red Hat, Inc.	(14,875)	0
Schlumberger, Ltd.	(32,934)	0
Snap-on, Inc.	(6,500)	0

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

Growth was perhaps the central issue for equity markets in 2018. Growth style stocks once again outperformed and the U.S. economy continued to show strength. But as the year wore on investors wondered where future growth would come from and their concerns took a toll in the fourth quarter. Here, the Fund’s investment managers address issues confronting investors and offer their perspective on 2019.

Liberty All-Star Growth Fund’s investment managers have long experience, in-depth knowledge, a proven track record and a firm commitment to growth style investing. Once again, therefore, we are grateful to be able to call upon this resource to provide Fund shareholders with timely commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective capitalization ranges are:

CONGRESS ASSET MANAGEMENT COMPANY, LLP

Portfolio Manager/ Todd Solomon, CFA

Senior Vice President/Portfolio Manager

Capitalization Focus/Mid-Cap Growth—Congress Asset Management’s mid-cap growth strategy focuses on established, high-quality companies that are growing earnings and generating attractive levels of free cash flow. The firm also strives to construct portfolios with relatively low levels of volatility.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/Rob Rohn

Co-Founder and Portfolio Manager

Capitalization Focus/Large-Cap Growth—Sustainable Growth Advisers (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

WEATHERBIE CAPITAL, LLC

Portfolio Manager/Matthew A. Weatherbie, CFA

President and Founder

Capitalization Focus/Small-Cap Growth—Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

Going into the new year, the environment is much different than it was a year ago. As 2018 dawned, the Tax Cuts and Jobs Act had been signed into law, global economic growth had momentum and the domestic economy was strong. Uncertainty is the watchword heading into 2019: global growth has stalled, the outcome of tariff disputes is an unknown, the yield curve is flashing warning signals and rate-sensitive sectors of the domestic economy may be vulnerable.

In the context of your style and strategy, how are you thinking about 2019? How are you positioning your portfolio? Are you making accommodations for a less certain environment, or taking a fully bottom-up approach to stock-picking? Let’s start with the Fund’s large-cap growth manager.

Annual Report | December 31, 2018	13

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Rohn (Sustainable – Large-Cap Growth): SGA remains focused on identifying the most attractively valued high quality secular growth businesses regardless of the macroeconomic sentiments buffeting the markets. As such, we do not attempt to position the portfolio toward more defensive companies in periods of market stress or more aggressive positions in times of market strength. In fact, there is often a contrarian aspect to our approach as we conduct our due diligence on businesses to ensure they meet our business quality and growth criteria and then wait until they become more attractively priced using our cash flow-based valuation process. Our strength is in understanding businesses, including their pricing power, the nature of their revenue drivers, the duration of their growth opportunities, their ability to generate free cash flow and management’s abilities and incentives. Over time, we have found that greater volatility in the markets typically benefits our approach as highly attractive growth businesses that had previously been deemed too expensive become buyable given our valuation work and three- to five- year time horizon. Today is no different. Over the last year we anticipated a return to higher volatility and a deceleration in corporate growth rates, and actively trimmed some of our higher momentum beneficiaries consistent with our valuation discipline.

Thanks. What about the opposite end of the capitalization spectrum, the small-caps?

Weatherbie (Weatherbie – Small-Cap Growth): Our detailed earnings projections for the 50 holdings in our portfolio suggest continued strong earnings growth into 2020. We currently expect 20 percent average annual earnings per share growth for portfolio companies over the 2019-2020 time periods. In discussions with portfolio company managements, we see little evidence of a recession on the horizon over the next one or two years. Admittedly, economic growth seems slightly less buoyant than in 2018, but nonetheless quite positive and the managements of these companies remain optimistic. The portfolio’s relative underperformance during the fourth quarter was principally related to a contraction in valuations. For example, some consumer discretionary stocks were significant contributors through nine months but losers during the quarter. Similarly, in information technology, some winners corrected sharply in the fourth quarter. Looking ahead, we believe the underlying earnings growth for the Weatherbie 50 companies remains strong.

Todd, will you round it out with the viewpoint of a mid-cap growth manager?

“The case for economic Armageddon ignores strong employment trends, increasing capital investment, low inflation rates and the benefit of deregulation.”

—Todd Solomon

(Congress – Mid-Cap Growth))

Solomon (Congress – Mid-Cap Growth): The depth of the fourth quarter swoon would suggest that the economy was stumbling into recession. In our view, this is not the case. The case for economic Armageddon ignores strong employment trends, increasing capital investment, low inflation rates and the benefit of deregulation.

Regardless of the macroeconomic environment, or “cycle,” we build our portfolios from the bottom up to construct a growth at a reasonable risk portfolio with40 equally-weighted holdings. We examine investments based on growth, margin outlook and valuation. Low beta, low standard deviation and favorable downside capture statistics are a result of our high quality, free cash flow approach. Timing the market is a faulty investment approach, so we maintain diversification based on a range of potential drivers of economic and company-specific growth.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

The reverse of uncertainty: What sectors or industries are you enthusiastic about going into 2019? Technology has led the market; is there a new leader poised to emerge? Let’s stay with you, Todd, and then hear from Weatherbie and Sustainable.

Solomon (Congress – Mid-Cap Growth): Riskier sectors like technology and health care dominated the market for most of the year and were joined by consumer staples through the fall. A very interesting trio, we note. Our main investment concerns in 2018 were increasing labor costs in the United States, commodity volatility, and tariff concerns and other trade policies. We feel that these issues will continue in 2019 and favor stocks that are more immune to these concerns. Appropriately-valued software names can certainly lead as they rely less on labor and commodities and are thus far outside tariff boundaries. Domestic growth may have weakened but should remain stronger than most of the developed world. Thus, we also favor industrial companies with North American exposure. Valuation will continue to be important as we buy stocks, not companies.

Weatherbie (Weatherbie – Small-Cap Growth): We monitor GICS (Global Industry Classification Standard) sector weights; however, many smaller cap growth companies can be classified into GICS sectors that may not fully align with their business models. Our firm believes it is more appropriate to view the investable index across six internally defined growth areas: consumer, health care, information services, media and communications, technology, and diversified business services. For risk management purposes, no one of these can typically be larger than 35 percent of portfolio assets. As of year-end 2018, diversified business services accounted for approximately 27.8 percent. Business services is an area where we continue to see many attractive opportunities—exciting, new, smaller companies with solid growth metrics and attractive valuations.

“With today’s increased market volatility, we are seeing attractive opportunities across a wide array of sectors and have been taking advantage of large price swings across our portfolios.”

—Rob Rohn

(Sustainable – Large-Cap Growth)

Rohn (Sustainable – Large-Cap Growth): Consistent with the bottom-up process described, we do not set about evaluating sector attractiveness. From time to time, we do find that there are more attractive candidates for purchase in a specific sector, but that is only determined through our bottom-up research process. SGA’s portfolios reflect the most attractive individual business opportunities we can identify, regardless of the sectors they fall within or how our portfolio might look relative to an index or benchmark. While the technology sector has led the market in recent years, the companies in the sector we have been invested in encompass a wide variety of businesses ranging from Visa, a credit and debit card processor, to FleetCor, a company that builds closed networks of expense management services, to Red Hat, a leader in open source software development that recently agreed to be acquired by IBM. The strength in a narrow set of stocks that resided in the technology, consumer discretionary and communication services sectors reflected a market where returns were heavily bifurcated, with wide swaths of quality growth businesses being rewarded to a much lesser extent. With today’s increased market volatility, we are seeing attractive opportunities across a wide array of sectors and have been taking advantage of large price swings across our portfolio.

Annual Report | December 31, 2018	15

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Share with us, please, two examples of stocks in the portfolio—whether new or long-time holdings—that reflect your outlook for the coming year or year-plus and why you like them. Matt, share with us two of Weatherbie’s holdings, please.

Weatherbie (Weatherbie – Small-Cap Growth): HEICO Corporation designs, manufactures and sells aerospace, defense and electronic related parts, products and services in the U.S. and internationally. The company serves domestic and foreign military agencies, prime defense contractors, and commercial and defense satellite and spacecraft manufacturers. As we look ahead to 2019, global commercial aircraft volumes continue to expand while here in the U.S. defense spending on military aircraft has increased—both factors that, we believe, should combine to create a strong growth environment for HEICO.

Planet Fitness, together with its subsidiaries, franchises and operates fitness centers under the Planet Fitness name. We believe Plant Fitness is the best-run, fastest- growing fitness center company as a result of key initiatives by management. Examples include pricing that we think offers consumers the best value in the industry; a unique approach to marketing that expands the brand across demographic segments; and innovative applications of technology—including wearable devices that let customers track fitness goals and make them loyal to Planet Fitness. Looking ahead to 2019, the company’s competitive moat continues to get stronger as it builds scale, approaching 1,700 locations.

Todd, how about two holdings in Congress’ portfolio?

Solomon (Congress – Mid-Cap Growth): Old Dominion Freight, a holding in the portfolio for nearly two years, is poised to benefit from more complex trade, labor shortages, increased regulation and e-commerce growth. These should all contribute to higher shipping rates and strong barriers to entry. We also favor Old Dominion as it is a largely domestic company.

We recently added Skyworks Solutions, which should continue to benefit from the global growth of smartphones and the “Internet of things.” While the latest round of iPhone models has not been as successful as hoped, Skyworks has more opportunities for growth. The company has diversified its smartphone customer base nicely over the last decade by being a trusted supplier and is included in recently-launched categories, especially home automation. A strong balance sheet and favorable valuation mitigate some of the risks of investing in a volatile sector.

Rob, tell us about two stocks that you like.

Rohn (Sustainable – Large-Cap Growth): Financial management and tax preparation software provider Intuit serves a broad, interconnected ecosystem of customers, accountants, financial institutions and government entities that trust Intuit’s products to manage highly sensitive financial information. The company has earned the ability to increase the price of its products by maintaining this trust and gradually adding additional functionality to its offerings. This trust and added functionality, together with the interrelated parties it serves, make switching from Intuit to a competitor costlier and riskier for current clients. We expect Intuit’s strong referral network within the accounting market and its significant scale advantages to enable the company to use machine learning and artificial intelligence (AI) to even more effectively automate workflows relative to peers. As a result of this—as well as its strong reputation, high switching costs and risks, and its efforts to shift a majority of its small to mid-sized business accounting clients to recurring online subscriptions—Intuit enjoys a highly recurring revenue stream. We expect Intuit to be able to sustain organic double-digit revenue growth and faster operating profit growth over our three- to five-year investment horizon while enjoying high cash flow generation.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Abbott Laboratories is a diversified global health care company with four major operating segments: nutritionals, branded generics in emerging markets, diagnostics and medical devices. The company operates in 150-plus countries, with 40 percent of its sales coming from emerging markets. Under new CEO Miles White, the company has executed a transition whereby it has broadened the number of sustainable high growth franchises within its diversified global portfolio of drugs. Abbott’s businesses in international nutrition, global diagnostics, emerging market branded pharmaceuticals, continuous glucose monitoring, and some of the other medtech businesses are faster growing. These are driven by secular trends, such as demographics, pressures to reduce labor costs, the growth of emerging market middle classes and rising consumer demand. Abbott’s other businesses are lower growth franchises that provide steady cash flow and have high barriers to entry. We are impressed by Abbott’s sustainable growth opportunities and expect management to continue repositioning the company toward higher growth markets, with a rising emphasis on emerging markets and innovation-driven growth. In addition, we see meaningful room for margin expansion as the company benefits from cost savings from its recent acquisitions of St. Jude Medical and Alere.

A final question: Growth style investing has produced higher returns than value style investing for the past decade. For example, the Russell 3000 Growth Index returns are ahead of Russell 3000 Value Index returns for the trailing one-, three-, five- and 10-year periods. This is an extraordinarily long period for one style to lead. As a growth style manager, to what do you attribute this? Matt, lead off, please.

“Across the last two decades and looking ahead to 2019, our rationale for smaller growth stocks is unchanged: We believe the U.S. remains the most innovative economy in the world.”

—Matt Weatherbie

(Weatherbie – Small-Cap Growth)

Weatherbie (Weatherbie – Small-Cap Growth): Across our 22-year history, and today as a wholly-owned subsidiary of Alger, Weatherbie Capital has chosen to focus primarily on one part of the investment universe: smaller growth stocks. Over the last two decades and looking ahead to 2019, our rationale for this is unchanged: We believe the U.S. remains the most innovative economy in the world. Its higher education system is unparalleled and attracts the best and the brightest from across the globe. These entrepreneurs launch new, small, exciting companies that are transformative, even disruptive, and the early “sweet spot” of their growth cycle often produces significant upside. In our opinion, the recent decline in stock prices combined with intact earnings growth expectations again makes the valuation of our small-cap stock portfolio particularly attractive. We believe December 31 projections from data provider FactSet will show a price/earnings (P/E) ratio on the next 12 months’ earnings of approximately 26x, or a price-to-earnings-growth (PEG) ratio of 1.15. These are historically attractive valuations.

Annual Report | December 31, 2018	17

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Let’s move up the capitalization range and ask Congress and Sustainable to wrap up the discussion.

Solomon (Congress – Mid-Cap Growth): Coming out of the Great Recession and during the longest economic expansion on record, growth stocks should have outperformed because of rising confidence, full employment, strong economic growth, an accommodative Federal Reserve and recent tax reform. These have encouraged investors to accept and reward greater risk. As some of these underpinnings weaken and investors become more skittish, the pendulum may swing back to a greater focus on valuation, which should benefit our growth-at-a-reasonable-risk portfolio.

Rohn (Sustainable – Large-Cap Growth): The decade following the financial crisis has been unprecedented in key ways. We have seen unprecedented monetary accommodation across the globe, bringing interest rates to historically low levels, and we have seen an extended period of slow economic growth in the U.S. and abroad. Each of these factors contributed to the outperformance of growth over value during the period. Monetary accommodation led to low interest rates, which led to higher price earnings multiples as investors were willing to pay more for above-average growth where they could find it in a period of slow and uneven earnings growth. While growth stocks were rewarded over value stocks, the market’s return to growth was bifurcated for much of the period, with a select group of e-commerce, social media and related companies (the FAANGs) that offered significantly higher long-term growth while others, offering more moderate growth, lagged. Given our focus on high quality companies with attractive long-term secular growth opportunities—but also growth streams that are attractively valued based on their cash flows—our portfolios benefited from the market’s preference for growth and we participated nicely in the appreciation. However, we were also true to our valuation discipline, trimming back positions in high growth businesses, including the FAANGs we owned, that became less attractively valued, and redeploying the capital to other long-term secular growth opportunities that were more attractively valued. We continue to see the ingredients in place for high quality companies with strong secular growth to be attractively rewarded in a more volatile, unsettled, slow growth global environment.

Many thanks for sharing your thinking. Valuable thoughts for near-term uncertainties as well as for the longer-term time horizon.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2018

	SHARES	MARKET VALUE
COMMON STOCKS (97.68%)
COMMUNICATION SERVICES (4.65%)
Entertainment (2.13%)
Take-Two Interactive Software, Inc.(a)	13,000	$1,338,220
Walt Disney Co.	23,351	2,560,437
		3,898,657
Interactive Media & Services (2.52%)
Alphabet, Inc., Class C(a)	2,539	2,629,414
Care.com, Inc.(a)	14,598	281,887
Eventbrite, Inc., Class A(a)(b)	6,640	184,659
Facebook, Inc., Class A(a)	11,677	1,530,738
		4,626,698
CONSUMER DISCRETIONARY (21.21%)
Distributors (0.89%)
Pool Corp.	11,000	1,635,150

Diversified Consumer Services (1.95%)
Chegg, Inc.(a)	125,585	3,569,126

Hotels, Restaurants & Leisure (4.18%)
Hyatt Hotels Corp., Class A	23,000	1,554,800
Lindblad Expeditions Holdings, Inc.(a)	23,580	317,387
Planet Fitness, Inc., Class A(a)	25,709	1,378,516
Texas Roadhouse, Inc.	27,500	1,641,750
Yum! Brands, Inc.	30,238	2,779,477
		7,671,930
Internet & Direct Marketing Retail (6.32%)
Amazon.com, Inc.(a)	1,770	2,658,487
Booking Holdings, Inc.(a)	1,081	1,861,936
Etsy, Inc.(a)	39,000	1,855,230
Stamps.com, Inc.(a)	15,005	2,335,378
Wayfair, Inc., Class A(a)	31,998	2,882,380
		11,593,411
Multiline Retail (0.71%)
Ollie’s Bargain Outlet Holdings, Inc.(a)	19,479	1,295,548

Specialty Retail (4.37%)
Burlington Stores, Inc.(a)	9,500	1,545,365
Five Below, Inc.(a)	15,000	1,534,800
Lowe's Cos., Inc.	20,733	1,914,900
TJX Cos., Inc.	42,458	1,899,571
Ulta Beauty, Inc.(a)	4,535	1,110,349
		8,004,985

See Notes to Financial Statements.

Annual Report | December 31, 2018	19

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2018

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (2.79%)
Canada Goose Holdings, Inc.(a)	36,467	$1,594,337
NIKE, Inc., Class B	30,533	2,263,717
PVH Corp.	13,500	1,254,825
		5,112,879
CONSUMER STAPLES (4.54%)
Food Products (2.64%)
Lamb Weston Holdings, Inc.	21,000	1,544,760
McCormick & Co., Inc.	10,500	1,462,020
Mondelez International, Inc., Class A	45,981	1,840,619
		4,847,399
Household Products (0.90%)
Church & Dwight Co., Inc.	25,000	1,644,000

Personal Products (1.00%)
Estee Lauder Cos., Inc., Class A	14,077	1,831,418

ENERGY (0.29%)
Energy Equipment & Services (0.29%)
Solaris Oilfield Infrastructure, Inc., Class A(b)	44,605	539,274

FINANCIALS (3.41%)
Banks (1.97%)
First Republic Bank	18,000	1,564,200
Independent Bank Group, Inc.	21,873	1,001,127
Signature Bank	10,132	1,041,671
		3,606,998
Capital Markets (1.03%)
Raymond James Financial, Inc.	21,500	1,599,815
Virtus Investment Partners, Inc.	3,615	287,140
		1,886,955
Thrifts & Mortgage Finance (0.41%)
Axos Financial, Inc.(a)	30,079	757,389

HEALTH CARE (16.61%)
Biotechnology (3.32%)
ACADIA Pharmaceuticals, Inc.(a)(b)	54,154	875,670
Acorda Therapeutics, Inc.(a)	26,672	415,550
Portola Pharmaceuticals, Inc.(a)(b)	67,725	1,321,992
Puma Biotechnology, Inc.(a)(b)	41,502	844,566
Regeneron Pharmaceuticals, Inc.(a)	5,895	2,201,782
Ultragenyx Pharmaceutical, Inc.(a)	10,148	441,235
		6,100,795

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2018

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (7.44%)
Abbott Laboratories	34,792	$2,516,505
Becton Dickinson and Co.	9,917	2,234,498
Cooper Cos., Inc.	6,000	1,527,000
Glaukos Corp.(a)	4,899	275,177
Insulet Corp.(a)(b)	34,734	2,755,101
Nevro Corp.(a)	26,184	1,018,296
ResMed, Inc.	15,000	1,708,050
STERIS PLC	15,000	1,602,750
		13,637,377
Health Care Providers & Services (2.39%)
Diplomat Pharmacy, Inc.(a)(b)	23,854	321,075
PetIQ, Inc.(a)(b)	32,311	758,339
UnitedHealth Group, Inc.	10,211	2,543,765
US Physical Therapy, Inc.	7,377	755,036
		4,378,215
Life Sciences Tools & Services (1.73%)
Charles River Laboratories International, Inc.(a)	13,500	1,527,930
Mettler-Toledo International, Inc.(a)	2,900	1,640,182
		3,168,112
Pharmaceuticals (1.73%)
Jazz Pharmaceuticals PLC(a)	10,500	1,301,580
Novo Nordisk A/S(c)	40,627	1,871,686
		3,173,266
INDUSTRIALS (12.10%)
Aerospace & Defense (1.58%)
HEICO Corp.	27,009	2,092,657
Kratos Defense & Security Solutions, Inc.(a)	56,721	799,199
		2,891,856
Air Freight & Logistics (0.94%)
XPO Logistics, Inc.(a)	30,318	1,729,339

Building Products (1.75%)
Allegion PLC	19,000	1,514,490
Lennox International, Inc.	7,700	1,685,222
		3,199,712
Commercial Services & Supplies (2.50%)
Cintas Corp.	9,000	1,511,910
Copart, Inc.(a)(b)	32,000	1,528,960
Rollins, Inc.	42,750	1,543,275
		4,584,145

See Notes to Financial Statements.

Annual Report | December 31, 2018	21

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2018

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electrical Equipment (0.83%)
Generac Holdings, Inc.(a)	30,500	$1,515,850

Machinery (2.55%)
Middleby Corp.(a)	14,999	1,540,847
RBC Bearings, Inc.(a)	11,500	1,507,650
Xylem, Inc.	24,500	1,634,640
		4,683,137
Professional Services (0.26%)
WageWorks, Inc.(a)	17,532	476,169

Road & Rail (0.84%)
Old Dominion Freight Line, Inc.	12,500	1,543,625

Trading Companies & Distributors (0.85%)
H&E Equipment Services, Inc.	1,206	24,627
SiteOne Landscape Supply, Inc.(a)	27,878	1,540,817
		1,565,444
INFORMATION TECHNOLOGY (28.21%)
Electronic Equipment, Instruments & Components (2.99%)
Keysight Technologies, Inc.(a)	25,000	1,552,000
Littelfuse, Inc.	9,000	1,543,320
nLight, Inc.(a)(b)	15,066	267,873
Novanta, Inc.(a)	11,017	694,071
Zebra Technologies Corp., Class A(a)	9,000	1,433,070
		5,490,334
IT Services (7.11%)
Alliance Data Systems Corp.	6,817	1,023,095
Automatic Data Processing, Inc.	14,377	1,885,112
EPAM Systems, Inc.(a)	14,353	1,665,092
FleetCor Technologies, Inc.(a)	13,480	2,503,506
Genpact, Ltd.	59,000	1,592,410
GTT Communications, Inc.(a)(b)	4,717	111,604
Jack Henry & Associates, Inc.	11,000	1,391,720
Visa, Inc., Class A	21,731	2,867,188
		13,039,727
Semiconductors & Semiconductor Equipment (1.63%)
Impinj, Inc.(a)(b)	5,151	74,947
Monolithic Power Systems, Inc.	13,500	1,569,375
Skyworks Solutions, Inc.	20,000	1,340,400
		2,984,722
Software (16.48%)
2U, Inc.(a)	20,040	996,389

See Notes to Financial Statements.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2018

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Altair Engineering, Inc., Class A(a)	20,806	$573,829
Autodesk, Inc.(a)	19,988	2,570,657
Avalara, Inc.(a)(b)	23,280	725,172
Ebix, Inc.(b)	22,636	963,388
Everbridge, Inc.(a)	44,437	2,522,244
Globant SA(a)	22,849	1,286,856
HubSpot, Inc.(a)	8,034	1,010,115
Intuit, Inc.	9,838	1,936,610
Microsoft Corp.	25,452	2,585,160
Paycom Software, Inc.(a)	13,000	1,591,850
Paylocity Holding Corp.(a)	38,157	2,297,433
Qualys, Inc.(a)	22,000	1,644,280
RealPage, Inc.(a)	2,050	98,790
salesforce.com, Inc.(a)	16,085	2,203,162
SPS Commerce, Inc.(a)	11,740	967,141
SS&C Technologies Holdings, Inc.	30,000	1,353,300
Synopsys, Inc.(a)	18,500	1,558,440
Trade Desk, Inc., Class A(a)	17,575	2,039,755
Ultimate Software Group, Inc.(a)	5,237	1,282,384
		30,206,955
MATERIALS (3.34%)
Chemicals (2.48%)
Ecolab, Inc.	17,421	2,566,984
Linde PLC	12,670	1,977,027
		4,544,011
Containers & Packaging (0.86%)
Avery Dennison Corp.	17,500	1,572,025

REAL ESTATE (3.32%)
Equity Real Estate Investment Trusts (REITs) (1.33%)
Equinix, Inc.	6,939	2,446,414

Real Estate Management & Development (1.99%)
FirstService Corp.	53,254	3,646,834

TOTAL COMMON STOCKS
(COST OF $148,904,633)		179,099,881

See Notes to Financial Statements.

Annual Report | December 31, 2018	23

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2018

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (4.04%)
MONEY MARKET FUND (3.18%)
State Street Institutional US Government Money Market Fund, 2.263%(d)
(COST OF $5,829,343)	5,829,343	$5,829,343

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.86%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.39%
(COST OF $1,570,473)	1,570,473	1,570,473

TOTAL SHORT TERM INVESTMENTS
(COST OF $7,399,816)		7,399,816

TOTAL INVESTMENTS (101.72%)
(COST OF $156,304,449)		186,499,697

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.72%)		(3,149,555)

NET ASSETS (100.00%)		$183,350,142

NET ASSET VALUE PER SHARE
(37,103,129 SHARES OUTSTANDING)		$4.94

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $5,818,729.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on December 31, 2018.

See Notes to Financial Statements.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments at market value (Cost $156,304,449)	$186,499,697
Receivable for investment securities sold	1,531,330
Dividends and interest receivable	108,730
Tax reclaim receivable	13,320
Receivable for shares sold	1,317,163
Prepaid and other assets	246
TOTAL ASSETS	189,470,486

LIABILITIES:
Payable for investments purchased	257,326
Distributions payable to shareholders	4,050,385
Investment advisory fee payable	126,675
Payable for administration, pricing and bookkeeping fees	40,431
Payable for collateral upon return of securities loaned	1,570,473
Accrued expenses	75,054
TOTAL LIABILITIES	6,120,344
NET ASSETS	$183,350,142

NET ASSETS REPRESENTED BY:
Paid-in capital	$148,190,446
Total distributable earnings	$35,159,696
NET ASSETS	$183,350,142

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	37,103,129
NET ASSET VALUE PER SHARE	$4.94

See Notes to Financial Statements.

Annual Report | December 31, 2018	25

Liberty All-Star® Growth Fund	Statement of Operations

For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $15,449)	$1,189,926
Securities lending income	101,628
TOTAL INVESTMENT INCOME	1,291,554

EXPENSES:
Investment advisory fee	1,326,659
Administration fee	331,666
Pricing and bookkeeping fees	77,302
Audit fee	31,589
Custodian fee	37,468
Directors' fees and expenses	74,785
Insurance expense	6,279
Legal fees	43,666
NYSE fee	26,203
Shareholder communication expenses	31,630
Transfer agent fees	67,836
Miscellaneous expenses	21,375
TOTAL EXPENSES	2,076,458
NET INVESTMENT LOSS	(784,904)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	13,382,402
Net change in unrealized depreciation on investments	(17,781,923)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,399,521)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,184,425)

See Notes to Financial Statements.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
FROM OPERATIONS:
Net investment loss	$(784,904)	$(644,022)
Net realized gain on investments	13,382,402	10,533,123
Net change in unrealized appreciation/(depreciation) on investments	(17,781,923)	24,798,210
Net Increase/(Decrease) in Net Assets From Operations	(5,184,425)	34,687,311

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(13,595,941)	(11,182,907)
Total Distributions	(13,595,941)	(11,182,907	)(a)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	44,010,788	–
Dividend reinvestments	4,402,476	3,746,109
Net increase resulting from Capital Share Transactions	48,413,264	3,746,109

Total Increase in Net Assets	29,632,898	27,250,513

NET ASSETS:
Beginning of period	153,717,244	126,466,731
End of period	$183,350,142	$153,717,244	(b)

(a)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net realized gains of $11,182,907.
(b)	For the year ended December 31, 2017, net assets included undistributed net investment income of $2,600.

See Notes to Financial Statements.

Annual Report | December 31, 2018	27

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

28	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2018	2017	2016	2015	2014
$5.67	$4.80	$4.99	$5.69	$5.91

(0.03)	(0.02)	(0.02)	(0.03)	(0.04)
(0.01)	1.31	0.19	0.10	0.15
(0.04)	1.29	0.17	0.07	0.11

(0.46)	(0.42)	(0.36)	(0.77)	(0.33)
(0.46)	(0.42)	(0.36)	(0.77)	(0.33)
(0.23)	–	–	–	–
$4.94	$5.67	$4.80	$4.99	$5.69
$4.39	$5.54	$4.18	$4.58	$5.16

(1.0%)	28.6%	4.8%	3.9%	2.4%
(9.9%)	44.3%	(0.6%)	5.1%	(2.3%)

$183	$154	$126	$124	$138
1.25%	1.26%	1.35%	1.30%	1.34%
(0.47%)	(0.46%)	(0.34%)	(0.45%)	(0.77%)
49%	40%	100%	58%	63%

Annual Report | December 31, 2018	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) , which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2018, the Fund held no securities that were fair valued.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2018

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Annual Report | December 31, 2018	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2018

The following is a summary of the Fund's securities lending positions and related cash and non- cash collateral received as of December 31, 2018:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$5,818,729	$1,570,473	$4,269,813	$5,840,286

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2018:

	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,570,473	$–	$–	$–	$1,570,473
Total Borrowings					$1,570,473
Gross amount of recognized liabilities for securities lending (collateral received)					$1,570,473

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2018

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$179,099,881	$–	$–	$179,099,881
Short Term Investments	7,399,816	–	–	7,399,816
Total	$186,499,697	$–	$–	$186,499,697

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Annual Report | December 31, 2018	33

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2018

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non- taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

Distributions Paid From:	12/31/2018	12/31/2017
Ordinary Income	$999,321	$2,690,649
Long-term capital gains	12,596,620	8,492,258
Total	$13,595,941	$11,182,907

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$–	$6,387,287	$28,977,433	$(205,024)	$35,159,696

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the Fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above. The Fund elects to defer capital losses of $205,024.

34	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2018

As of December 31, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$157,522,264	$39,863,680	$(10,886,247)	$28,977,433

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the year ended December 31, 2018 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Annual Report | December 31, 2018	35

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2018

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2018 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $113,155,887 and $79,842,462, respectively.

Investment

The Fund has an investment in SS&C Technologies Holdings, Inc., the parent company of AAI, representing 0.74% of net assets as of December 31, 2018.

NOTE 6. CAPITAL TRANSACTIONS

In a rights offering, which expired on October 31, 2018, shareholders exercised rights to purchase 9,205,421 shares at $4.81 per share for proceeds, net of expenses, of $44,010,788. During the year ended December 31, 2018 and year ended December 31, 2017, distributions in the amounts of $4,402,476 and $3,746,109, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 798,763 and 762,439 shares, respectively.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

36	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2018

NOTE 8. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted effective with the financial statements prepared as of December 31, 2018.

NOTE 10. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X. These changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Fund’s net assets or results of operations.

Annual Report | December 31, 2018	37

Liberty All-Star® Growth Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Liberty All-Star® Growth Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Denver, Colorado

February 22, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

38	www.all-starfunds.com

Liberty All-Star® Growth Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

Annual Report | December 31, 2018	39

Liberty All-Star® Growth Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

40	www.all-starfunds.com

Liberty All-Star® Growth Fund	Additional Information

(Unaudited)

TAX INFORMATION

All 2018 distributions whether received in cash or shares of the Fund consist of the following:

(1)	ordinary dividends
(2)	long-term capital gains

The table below details the breakdown of each 2018 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non-Qualified	Long-Term Capital Gains
01/26/18	03/12/18	$0.12	6.98%	0.37%	92.65%
04/27/18	06/11/18	$0.11	6.98%	0.37%	92.65%
07/27/18	09/10/18	$0.12	6.98%	0.37%	92.65%
11/16/18	01/02/19	$0.11	6.98%	0.37%	92.65%

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2018:

Qualified Dividend Income	94.92%
Dividend Received Deduction	82.93%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Growth Fund designated $12,596,620 as long-term capital gain dividends.

SHAREHOLDER MEETING RESULTS

On August 23, 2018, the Annual Meeting of Shareholders of the Fund was held to elect three Directors to the Board. On June 11, 2018, the record date for the meeting, the Fund had outstanding 27,441,940 shares of common stock. The votes cast at the meeting were as follows:

Proposal 2 - To elect three Directors:

Nominee	For	Against/Withheld
Thomas W. Brock	20,581,747.266	895,714.073
John J. Neuhasuer	20,555,392.281	922,069.058
Edmund J. Burke	20,891,656.010	585,805.329

Annual Report | December 31, 2018	41

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by contacting the Fund at 1-800-542-3863.

INDEPENDENT DIRECTORS
Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director**	Other Directorships Held
Thomas W. Brock Year of Birth: 1947	Director since 2005; Chairman since 2015; Term expires 2021	Chief Executive Officer, Silver Bay Realty (June 2016 – May 2017); Acting Chief Executive Officer, Silver Bay Realty (January 2016 – June 2016); Director, Silver Bay Realty (December 2012 – May 2017); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	Trustee, Liberty All-Star Equity Fund (since 2005), Trustee, Equitable AXA Annuity Trust (since January 2016) and 1290 Funds (since January 2016)
George R. Gaspari Year of Birth: 1940	Director since 2006; Term expires 2019	Financial Services Consultant (1996-2012)	2	Trustee, Liberty All-Star Equity Fund (since 2006), Trustee (since 1999) and Chairman – Audit Committee (since January 2015), The Select Sector SPDR Trust
Milton M. Irvin Year of Birth: 1949	Director since 2018; Term Expires 2020	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Counsel (2006-present); Chair, Board Member South Carolina State University (2015-present); Graduate Executive Board Member Wharton School (2009-2016)	2	Trustee, Liberty All-Star Equity Fund (since 2018).

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management LLC, Macquarie Investment Management, Weatherbie Capital LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, and Aristotle Capital Management, LLC.

42	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

INDEPENDENT DIRECTORS (continued)
Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director**	Other Directorships Held
John J. Neuhauser Year of Birth: 1943	Director since 1998; Term expires 2021	President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Liberty All-Star Equity Fund (since 1998), Trustee, Columbia Funds Series Trust I (since 1985)
Maureen Usifer Year of Birth: 1960	Director since 2018; Term Expires 2020	Board Member Green Mountain Care Board (2017-Present), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Trustee, Liberty All-Star Equity Fund (since 2018), Director and Audit Committee Chair, BlackRock Capital Investment Corporation (2005-Present)

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management LLC, Macquarie Investment Management, Weatherbie Capital LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, and Aristotle Capital Management, LLC.

Annual Report | December 31, 2018	43

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

INTERESTED DIRECTOR

Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director**	Other Directorships Held
Edmund J. Burke*** Year of Birth: 1961	Director since 2006; Term expires 2019	Chief Executive Officer and President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke is also a Director of Boston Financial Data Services.	34	Trustee, Liberty All-Star Equity Fund, Trustee, Clough Global Dividend and Income Fund, Trustee, Clough Global Equity Fund, Trustee, Clough Global Opportunities Fund, Trustee, Clough Funds Trust, Trustee, Financial Investors Trust, and Trustee, ALPS ETF Trust. Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management LLC, Macquarie Investment Management, Weatherbie Capital LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, and Aristotle Capital Management, LLC.
***	Mr. Burke is an “interested person” of the Fund, as defined in the 1940 Act, because of his affiliation with ALPS.

44	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.
Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.
Edmund J. Burke Year of Birth: 1961	Vice President	2006	Vice President of the Liberty All-Star Funds, Chief Executive Officer and President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke is also a Director of Boston Financial Data Services. Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.
Kimberly R. Storms Year of Birth: 1972	Treasurer	2013	Director of Fund Administration and Senior Vice President of ALPS Fund Services, Inc. Ms. Storms is currently Treasurer of Liberty All-Star Equity Fund, Financial Investors Trust, ALPS Series Trust, and Elevation ETF Trust. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims. Ms. Storms is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | December 31, 2018	45

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS (continued)
Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Erin D. Nelson Year of Birth: 1977	Chief Compliance Officer	2015	Ms. Nelson is Senior Vice President and Chief Compliance Officer of ALPS Advisors, Inc. Prior to 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS. Ms. Nelson is also Chief Compliance Officer of Liberty All-Star Equity Fund, ALPS ETF Trust, Principal Real Estate Income Fund, ALPS Variable Investment Trust and the RiverNorth Opportunities Fund, Inc. Ms. Nelson is deemed an affiliate of the Funds as defined under the 1940 Act.
Sareena Khwaja-Dixon Year of Birth: 1980	Secretary	2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, and Assistant Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust and Financial Investors Trust. Ms. Khwaja-Dixon is deemed an affiliate of the Fund as defined under the 1940 Act.
Jennifer A. Craig Year of Birth: 1973	Assistant Secretary	2017	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Ms. Craig is also Assistant Secretary of Liberty All-Star Equity Fund, Financial Investors Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

46	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Directors (“Board’) of the Liberty All-Star Growth Fund, Inc. (“Fund”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 6, 2018, the Board, including a majority of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and each separate Portfolio Management Agreement among the Fund, AAI and the following independent investment management firms: Congress Asset Management Company, LLP (Congress”), Sustainable Growth Advisers, LP (“Sustainable”) and Weatherbie Capital, LLC (“Weatherbie”). Congress, Sustainable, and Weatherbie collectively are referred to as “Portfolio Managers,” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Directors met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including: (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Director may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently three for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analysis of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers, and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI and Broadridge Financial Solutions regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

Annual Report | December 31, 2018	47

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Directors requested information from AAI and each Portfolio Manager. In response to these requests, the Board received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Directors’ consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation, monitoring, and rebalancing services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues. The Board took into consideration that a Portfolio Manager change had occurred in 2016.

The Board also considered the demonstrated consistency in investment approach of each Portfolio Manager. The Board considered that Sustainable manages the large-cap growth portion of the Growth Fund’s portfolio, Congress manages the mid-cap growth portion, and Weatherbie manages the small-cap growth portfolio.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation, and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the Portfolio Managers were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

Investment Performance

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer group. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the Fund’s Portfolio Managers, including the performance of other investment companies managed by the Portfolio Managers and the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

48	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Among other information, the Board received information regarding the Fund’s return on an absolute and a relative basis, based on NAV and market price, for various periods. Among other things, the Board received information which indicated that, based on NAV and for periods ending June 30, 2018, the Fund outperformed the Lipper Multi-Cap Growth Mutual Fund Average (“Lipper Average”) for the six-month, three-and ten-year periods, and it was near the average for the one-year, five-year and 15-year periods. The Fund also outperformed the Russell Equally Weighted Top 200 Growth, the Russell Midcap Growth and the Russell 2000 Growth Indices for the six-month and three-year periods ended June 30, 2018.

In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to the Fund

The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement for selected closed-end funds and multi-manager open-end equity funds. Among other things, the Independent Directors considered that the Fund’s management and administrative fees and the Fund’s total expense ratio were near the median for the multi-manager open-end equity funds peer group selected by AAI.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by comparable closed-end funds and open-end equity funds.

Profitability and Costs of Services to AAI

The Board considered the Fund’s fees and expenses, and the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

Annual Report | December 31, 2018	49

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Board considered that AAI has advised the Board that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s- length negotiations with AAI. AAI also has advised the Board that AAI generally is aware of the fees charged by the Portfolio Managers to other clients, and AAI believed that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board accepted AAI’s explanations in light of the Board’s findings as to the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its service to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. The Board also considered that, although the Fund is not currently at an asset level at which it can take advantage of the breakpoints in its fee schedule, the schedule is structured so that when the Fund’s assets increase, economies of scale may be shared for the benefit of shareholders.

Based on the foregoing, the Board concluded that the breakpoint schedules allow the Fund to realize economies of scale, which supports the renewal of the Agreements.

Benefits to be Derived from the Relationship with the Fund

The Board also considered the potential “fall-out” benefits that AAI or the Portfolio Managers, or any of their affiliates, might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, although AAI is not currently doing so, it is authorized to request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions. In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

50	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Conclusions

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2018	51

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

Protecting Your Privacy Is a Top Priority

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

The Information We Have and Where We Get It

We collect information about you from a variety of sources, including:

●	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
●	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
●	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

How We Use This Information

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

●	To respond to a subpoena or court order, judicial process or regulatory inquiry;
●	To report suspicious transactions to government agencies and law enforcement officials;
●	To protect against fraud;
●	To provide products and services with the consent or the direction of a customer; or
●	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

52	www.all-starfunds.com

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

Security of Personal Financial Information

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

If You Have Any Questions or Concerns About This Privacy Policy Notice,

Please Write to Us at:

ALPS Advisors, Inc.

Attn: Compliance Department

1290 Broadway, Suite 1100

Denver, CO 80203

Former Customers

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

Annual Report | December 31, 2018	53

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

54	www.all-starfunds.com

Intentionally Left Blank

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com	DIRECTORS
Thomas W. Brock*, Chairman
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Milton M. Irvin*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Maureen K. Usifer*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
INVESTOR ASSISTANCE,	Sareena Khwaja-Dixon, Secretary
TRANSFER & DIVIDEND	Jennifer A. Craig, Assistant Secretary
DISBURSING AGENT & REGISTRAR	Erin D. Nelson, Chief Compliance Officer
Computershare Trust Company, N.A.
P.O. Box 505000	* Member of Audit Committee
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863) www.computershare.com

Annual Certifications — As required, on September 20, 2018, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission (“SEC”) on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the SEC’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000909

ALL-STAR® FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG
LISTED
NYSE

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board of Directors adopted, effective October 1, 2013, a revised code of ethics described in 2(a) above. The revised code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Directors has determined that there is one audit committee financial expert serving on its audit committee.

(2) The registrant’s Board of Directors has determined that Ms. Maureen K. Usifer is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2018 and December 31, 2017 were approximately $26,300and $25,500 respectively, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2018 and December 31, 2017 were approximately $4,035and $3,940, respectively. Tax Fees in both fiscal years 2018 and 2017 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2018 and December 31, 2017 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $329,435 in 2018 and $308,840 in 2017.  These fees consisted of non-audit fees billed to (i) the Registrant of $4,035 in 2018 and $3,940 in 2017, respectively as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $325,400 in 2018 and $304,900 in 2017, respectively.  The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). As of December 31, 2018, Thomas W. Brock, George R. Gaspari, Milton M. Irvin, John J. Neuhauser, and Maureen K. Usifer are each independent directors and collectively constitute the entire Audit Committee.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 5, 2019, unless otherwise noted.

Weatherbie Capital LLC (“Weatherbie”)

Matthew A. Weatherbie, CFA, CEO, Co-Chief Investment Officer, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie.

Matt Weatherbie founded Weatherbie Capital, LLC in November 1995 and is Chief Executive Officer and Co-Chief Investment Officer of Weatherbie Capital. Matt is a Portfolio Manager on the Alger SMid Cap Focus Fund and the Weatherbie Specialized Growth Strategy. Matt has 45 years of investing experience. Prior to founding Weatherbie Capital, Matt was Managing Director and the Portfolio Manager of the Putnam Voyager Fund from October 1983 through April 1995 at Putnam Investments. Under his management, Voyager grew from $200 million to over $5 billion in assets. He was also founding Chief Investment Officer of Putnam’s Specialty Growth Equities Group, responsible for all of the firm’s aggressive growth investments. Prior to his tenure at Putnam, Matt was a securities analyst and portfolio manager at MFS Investment Management in Boston. Matt graduated from the University of Toronto and received his M.B.A. from Harvard Business School. He is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Matt is a member and past chair of the investment committee of the Museum of Fine Arts, Boston.

George Dai, Ph.D., Senior Managing Director, Co-Chief Investment Officer, is the lead co-manager responsible for managing the portion of the Fund allocated to Weatherbie.

George Dai is Senior Managing Director and Co-Chief Investment Officer of Weatherbie Capital. George is a Portfolio Manager on the Alger SMid Cap Focus Fund, Alger Dynamic Opportunities Fund, and the Weatherbie Specialized Growth Strategy and the Weatherbie Long/Short Strategy. Additionally, George maintains research responsibilities in the diversified business services, healthcare, and technology areas. George joined Weatherbie Capital in March 2001 and has 20 years of investment experience. Prior to joining Weatherbie, he was an equity analyst with 1838 Investment Advisors. George received his MBA from the Wharton School, University of Pennsylvania, (Director’s List), and his Ph.D. in chemistry from Johns Hopkins University. Previously, he earned a B.S. from the University of Science and Technology of China and was a pharmaceutical research scientist at Procter & Gamble. George is a prized Bridge player, and he holds four U.S. patents.

Joshua D. Bennett, CFA, Senior Managing Director, Director of Research, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie.

Josh Bennett is Senior Managing Director and Director of Research at Weatherbie Capital. Josh is a Portfolio Manager on the Alger SMid Cap Focus Fund and the Alger Dynamic Opportunities Fund, and is a Portfolio Manager on the Weatherbie Specialized Growth Strategy and the Weatherbie Long/Short Strategy. Josh also has research responsibilities in the consumer, industrials, and diversified business services sectors. Josh joined Weatherbie Capital in July 2007 and has 18 years of investment experience. Prior to joining Weatherbie, Josh was an Equity Research Analyst at MFS Investment Management in Boston where he focused on the Aerospace/Defense and Transportation sectors. Josh also has previous experience with Fidelity Investments as a High Yield research associate. Josh received his MBA from the Tuck School of Business at Dartmouth (Edward Tuck Scholar with Distinction) and earned a B.A. in economics (Summa Cum Laude) from Wheaton College (IL). Josh is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Josh is a Trustee and member of the Investment Committee at Lexington Christian Academy (Lexington, MA), and is also a member of the Investment Committee of Christian Camps & Conferences.

OTHER ACCOUNTS. As of December 31, 2018, this team was responsible for the portfolio management of the following types of accounts in addition to the Fund:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Weatherbie Capital, LLC				N/A
Registered Investment Companies	3	$335	0	N/A
Other pooled investment vehicles	3	$169	2	$150
Other accounts	25	$771	1	$79
Matthew A. Weatherbie
Registered Investment Companies	2	$288	0	N/A
Other pooled investment vehicles	1	$125	1	$125
Other accounts*	24	$770	1	$79
George Dai
Registered Investment Companies*	3	$335	0	N/A
Other pooled investment vehicles*	2	$44	1	$25
Other accounts*	24	$770	1	$79
Joshua D. Bennett
Registered Investment Companies*	3	$335	0	N/A
Other pooled investment vehicles*	2	$44	1	$25
Other accounts*	24	$770	1	$79

*	Accounts are managed on a team basis.

COMPENSATION STRUCTURE.

Weatherbie Capital follows a merit-based investment culture which rewards analysts and portfolio managers for successful investment ideas and overall performance that benefit our client’s portfolios. There are multiple components to the Weatherbie compensation plan, detailed as follows:

a.	Base salary: As determined by Matt Weatherbie, CEO of Weatherbie Capital, LLC, with final approval by Alger CEO, Dan Chung.

b.	Bonus (Weatherbie Bonus Pool): An annual bonus pool equal to a specific percentage of the operating profits of Weatherbie Capital. Target amounts for employees for participation in the pool are established annually by Matt Weatherbie with final approval by Dan Chung. Weatherbie Capital employees are eligible for inclusion in this pool based upon:

i.	Their expected and actual contributions to the absolute and relative performance as analysts and portfolio managers.

ii.	Subjective criteria, such as contributions to the overall organization.

c.	Bonus (Sub-Advisory Pool): A bonus pool tied to the fees earned from the Alger mutual funds sub-advised by Weatherbie Capital. Target amounts for employees for participation in the pool are established annually by Matt Weatherbie with final approval by Dan Chung. Weatherbie Capital employees are eligible for inclusion in this pool based upon:

i.	Their expected and actual contributions to the absolute and relative performance as analysts and portfolio managers.

ii.	Subjective criteria, such as contributions to the overall organization.

d.	Bonus (Weatherbie Partners Pool) A bonus pool tied to allocation of a portion of the “earn-out” payments from Alger Associates, Inc. to Matt Weatherbie

i.	Initial allocations have been made to George Dai, Ph.D. and Josh Bennett, CFA

ii.	Future allocations and amounts determined by Matt Weatherbie in his sole discretion.

e.	The Alger Profit Participation Plan:

i.	The Plan gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the Firm. The awards are invested in Alger mutual funds and have a four-year vesting schedule. The total award earned can increase or decrease with Alger's investment and Alger’s earnings results over the four-year period.

Amounts are determined by Matt Weatherbie with final approval by the Board of Directors of Alger Associates, Inc.

OWNERSHIP BY PORTFOLIO MANAGER: None

MATERIAL CONFLICTS OF INTEREST: None

Congress Asset Management Company, LLP (“Congress”)

(a)(1) MANAGEMENT.

The portion of the Fund allocated to Congress is managed by Todd Solomon, CFA, Senior Vice President and Daniel Lagan, CFA, Chief Executive Officer, Chief Investment Officer.

Todd Solomon, CFA, Senior Vice President, Portfolio Manager
Todd joined Congress Asset Management in 2001. He is a member of Congress Asset Management’s Investment Oversight Committee and Chairs the Mid Cap Growth Committee, which was named the 2015 Small/Mid Cap SMA of the year by Investment Advisor Magazine and Envestnet. He has 22 years of investment experience, spanning both equity research and portfolio management. Previously, he has held positions at US Trust Company, Fidelity Management and Research Co, and the Pioneer Group, Inc. He is a CFA charterholder, and member of the Boston Security Analysts Society (BSAS.)
Education: MBA; New York University
BA; Georgetown University

Daniel Lagan, CFA, CEO, Chief Investment Officer
Mr. Lagan joined Congress Asset Management in 1989. He is the firm’s Chief Investment Officer, a position he has held since 2005. He chairs both the firm’s Investment Oversight Committee and Large Cap Growth Investment Committees. As CEO, he is responsible for all business aspects of the company, with the senior managers of operations, sales, and investments reporting to him. Prior to being named as CEO in 2013, he was the firm’s President for 17 years. He is a CFA charterholder, and a member of the Boston Security Analysts Society (BSAS) and the CFA Institute.

Education: MBA; Boston College
BA; St. Michael's College

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Todd Solomon and Daniel Lagan as of December 31, 2018:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Todd Solomon, CFA
Registered Investment Companies	1	$931,479,253	0	N/A
Other pooled investment vehicles	0	$0	0	N/A
Other accounts	43	$610,170,533	0	N/A

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Daniel Lagan, CFA
Registered Investment Companies	1	$272,482,772	0	N/A
Other pooled investment vehicles	0	$0	0	N/A
Other accounts	57	$286,596,242	0	N/A

MATERIAL CONFILCTS OF INTEREST: None

(a)(3) COMPENSATION STRUCTURE:

Mr. Todd Solomon and Mr. Daniel Lagan’s compensation consists of the following:

Congress Asset Management Company LLP has a core investment team in place and high employee retention due to a generous compensation structure, collaborative culture and career advancement opportunities.

Congress utilizes a team approach to the investment process. Because of this, the firm’s compensation plan is intended to reward all employees equitably based on the firm’s investment performance and financial profitability. Our compensation plan aims to accurately reflect our investment and financial success through three methods:

1.	Competitive base salary: This is the basis on which all other incentives are calculated.

2.	Bonus plan up to 50% of base salary based on the following criteria:

●	Investment performance for fixed income and equity products

●	Growth in firm assets under management

●	Growth in profitability

●	Management discretion based on individual performance

3.	Equity Bonus Plan: Since 1990, Congress Asset Management Company has used an Equity Bonus Plan to allow all participating employees to directly benefit from the long term growth and profitability of the company. This deferred compensation plan is tied to the operating income of the company.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Todd Solomon, CFA	None
Daniel Lagan, CFA	None

Sustainable Growth Advisers, LP (“SGA”)

MANAGEMENT.

George P. Fraise - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to founding Sustainable Growth Advisers, George was Executive Vice President, a member of the Board of Directors and a member of the Investment Policy Committee of Yeager, Wood & Marshall, Inc. George began his investment career in 1987 as an equity analyst at Drexel Burnham Lambert. In 1990 he joined Smith Barney as a senior analyst responsible for the coverage of electrical equipment companies. He also held a senior analyst position at Chancellor Capital Management, a private large cap growth money manager. In 1997 George joined Scudder Kemper Investments as a portfolio manager for two separate large cap growth funds.

Education:

Trinity College – BA in History - 1986

Stern School of Business at New York University – MBA in Finance and International Business – 1990

Gordon M. Marchand, CFA, CIC, CPA - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984. He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Price Waterhouse.

Education:

Georgetown University – BS; University of Massachusetts/Amherst – MBA

Oxford University Management Center – Graduate Study

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

Education:

Dartmouth College – BA (Cum Laude); Harvard Business School – MBA

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Fraise, Rohn and Marchand, as of December 31, 2018:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
George P. Fraise
Registered Investment Companies	6	$4,088	0	n/a
Other Pooled Investment Vehicles	16	$2,609	0	n/a
Other Accounts	64	$3,754	1	$54
Robert L. Rohn
Registered Investment Companies	6	$4,088	0	n/a
Other Pooled Investment Vehicles	16	$2,609	0	n/a
Other Accounts	65	$3,754	1	$54
Gordon M. Marchand
Registered Investment Companies		$4,088	0	n/a
Other Pooled Investment Vehicles	17	$2,698	0	n/a
Other Accounts	64	$3,754	1	$54

Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

●	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2018, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended December 31, 2018, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Gross Income from securities lending activity[1]	$ 152,293
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$ 25,548
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$ 1,348
Administrative fees not included in revenue split[4]	$ -
Indemnification fee not included in revenue split[5]	$ -
Rebate (paid to borrowers)[6]	$ 23,769
Other fees not included in revenue split	$ -
Aggregate fees/comp for securities lending activities	$ 50,665
Net income from securities lending activities	$ 101,628

[1]	Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.
[2]	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.
[3]	Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split as calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio.
[4]	Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.
[5]	Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.
[6]	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b)The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent.   The agent monitors loans for compliance with certain policies of the Fund, including:  (1) securities lending may not exceed 30% of the value of the Fund’s total assets;   (2)  the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities;  and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan.     The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies.    The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting.    The securities lending agent collects distributions on loaned securities.    The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 13. Exhibits.

(a)(1)  The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 13.A.1.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not Applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	March 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	March 5, 2019

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	March 5, 2019